EXHIBIT 10(vii)

                        SERVICING AND PURCHASE AGREEMENT

         THIS SERVICING AND PURCHASE AGREEMENT (as amended, modified or supplemented from time to time, the "Agreement"), is made the _____ day of June, 1999, by and between United Dominion Realty Trust, Inc., a Virginia corporation ("UDR"), and Crestar Bank, a Virginia banking corporation (the "Bank").

                                    RECITALS:

         UDR has requested that the Bank make loans (collectively, the "Loans" and each, a "Loan") to the directors and officers of UDR listed on Exhibit A attached hereto (collectively, the "Eligible Individuals," and each, an "Eligible Individual"). In order to induce the Bank to make the Loans, UDR has agreed to act for the benefit of the Bank as the servicing agent with respect to the Loans, to purchase the Loans from the Bank in accordance with the terms of, and under the circumstances described in, this Agreement, and otherwise to comply with the representations, warranties and agreements contained herein. Accordingly, in consideration of the foregoing and of the mutual promises herein contained, the parties agree hereto as follows:

         1. (a) Subject to the terms and conditions of this Agreement, the Bank will make Loans from time to time from the date of this Agreement until December 1, 1999. The amount of each Loan shall not exceed the respective "Maximum Loan Amount" listed on Exhibit A for each Eligible Individual. The maximum amount of Loans shall not exceed $12,000,000 in aggregate principal amount.

            (b) The Loans shall be evidenced by promissory notes (collectively, the "Notes," and each, a "Note") in the forms of Exhibit B-1 or Exhibit B-2 attached hereto, to be made by the respective Eligible Individuals. Each Loan must be in a principal amount not less than $25,100. Each request for a Loan shall be made by delivery of a written request from UDR, in substantially the form of Exhibit C attached hereto, to the Bank at least three business days prior to the date on which the Loan is to be disbursed. The original Note shall be delivered to the Bank upon the disbursement of the Loan evidenced thereby.

            (c) The proceeds of the Loans shall be used by the respective Eligible Individuals to finance the purchase of shares of common stock of UDR ("Stock"), and for no other purpose.

            (d) UDR represents and warrants to the Bank that each Note will be a legal, valid and binding obligation of the Eligible Individual named as maker thereof, enforceable in accordance with its terms, and evidencing a bona fide transaction which has arisen out of a loan made by the Bank to such Eligible Individual in full compliance with Regulations G and U of the Board of Governors of the Federal Reserve System, the Equal Credit Opportunity Act, and any usury laws of states other than Virginia that might be applicable to the Loans ("Legal Requirements"). UDR further represents and warrants to the Bank that none of the Notes shall be secured, directly or indirectly, with any "Margin Security" as defined by Regulation G or Regulation U of the Board of Governors of the Federal Reserve System.

         2. UDR agrees to give the Bank prompt written notice of (a) any Eligible Individual that has failed to make payment on any Note within three (3) months after its due date and (b) any breach of the representation and warranty as to compliance with Legal Requirements provided in Section 1 hereof.

         3. (a) When UDR, in performance of its duties as agent for the Bank, has not received payment with respect to any Note within three (3) months after its due date, for any reason, or if there has been a breach of any representation or warranty made by UDR with respect to any such Note, the Bank, at its option, may request UDR, upon each Quarterly Payment Date (as defined below), to purchase such Note from the Bank at a price equal to the then unpaid principal balance of such Note reflected on the Bank's records, plus any


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

interest, finance, penalty or other charges collected under such Note and not previously remitted to the Bank under Section 6 hereof, and plus, if applicable, interest charges with respect to such Note calculated in accordance with Section 9 hereof (the "Purchase Price"), and UDR shall purchase such Note at the Purchase Price immediately upon such Quarterly Payment Date. Any such request from the Bank shall be given in writing to UDR not less than 90 days prior to the applicable Quarterly Payment Date. UDR may, at its option, purchase any Note which is in default at any time or from time to time at the Purchase Price. Purchases pursuant to this Section 3(a) will not be subject to the Penalty, as defined in Section 11 hereof.

            (b) In addition to, and without limiting the Bank's rights pursuant to Section 3(a) above, on __________ and ___________ of each year, beginning on ___________, 1999 (each, a "Semiannual Purchase Date"), the Bank may require UDR to purchase at the Purchase Price all of the then outstanding Notes, and UDR will purchase the Notes on such Semiannual Purchase Date. If the Bank wishes to exercise this option, it shall provide written notice to that effect to UDR no later than 90 days prior to the relevant Semiannual Purchase Date. Purchases pursuant to this Section 3(b) will not be subject to the Penalty;

            (c) In addition to, and without limiting the Bank's rights under Sections 3(a) and 3(b) above, the Bank also may require UDR immediately to purchase, at the Purchase Price, all then outstanding Notes upon the occurrence


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

of an Event of Default (as defined below), and UDR will purchase the Notes within ten business days after it receives the Bank's written demand therefor. Purchases pursuant to this Section 3(c) will be subject to the Penalty.

            (d) On __________, 2001 (the "Maturity Date"), UDR shall purchase all then outstanding Notes from the Bank at the Purchase Price. The Bank will review this credit facility on an annual basis, beginning in April 2000, to determine whether it is willing to extend the Maturity Date for an additional year. UDR acknowledges and agrees that the Bank is under no obligation to extend the Maturity Date.

            (e) Upon receipt of the Purchase Price, the Bank shall endorse and deliver each purchased Note to the order of UDR, without recourse and without representation or warranty, except warranty of title (that the Bank is the sole legal holder of the Note) and any endorsements necessary for the Bank to transfer its interest in such Note to UDR.

         4. UDR shall pay its and the Bank's costs and expenses incurred in entering into this Agreement (provided that the obligation to pay the Bank's costs and expenses incurred in entering into this Agreement will not exceed $10,000), and shall pay all of the Bank's costs and expenses incurred in connection with the enforcement of this Agreement.

         5. The Bank hereby appoints UDR as agent for the Bank to perform such duties as are expressly set forth in this Agreement for the purpose of carrying out the intent hereof, and UDR hereby accepts such appointment.

         6. As agent for the Bank, UDR shall, with respect to the Notes that have not been purchased by UDR, and at the sole cost and expense of UDR:

            (a) Cause each Note to be completed, executed and delivered by each Eligible Individual to whom a Loan is made;

            (b) Receive, at its offices and at its duly authorized collection agencies, payments made by Eligible Individuals on account of the Notes;



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

            (c) Furnish, prepare and mail "past-due notices" to Eligible Individuals, on forms provided by the Bank and satisfactory to UDR, with respect to such installments as are not paid by Eligible Individuals within thirty (30) days after their respective due dates, or as otherwise agreed upon by UDR and the Bank;

            (d)  Take   diligent   steps  to  effect   collection   of  past-due
installments;

            (e) Remit to the Bank quarterly, on February 1, May 1, August 1 and October 1 of each year (or as of the next business day following such date if such date is not a business day), beginning on August 1, 1999 (each, a "Quarterly Payment Date"), all payments of principal (if any), including prepayments, received by UDR as agent for the Bank in respect of the Notes during such calendar quarter then ending; and remit to the Bank quarterly, on each Quarterly Payment Date, all interest, finance, penalty and other charges collected by UDR as agent for the Bank in respect of the Notes during such calendar quarter then ending; and

            (f) Transmit to the Bank quarterly as of each Quarterly Payment Date, such information concerning the Notes as is reasonably necessary to enable the Bank to maintain accurate books and records with respect to the transactions under this Agreement. Such information shall include, as of the time of transmission and without limitation, a statement of all then outstanding Notes, together with a statement of the maker or makers of each Note, the original principal balance thereof, the current principal balance thereof, the original date thereof, the maturity date thereof, and interest and principal paid during the quarterly period subject thereto.

         7. In determining the amount of finance charges collected under the Notes, each installment payment by an Eligible Individual shall include


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

principal (upon maturity or if a curtailment is being made by such Eligible Individual) and interest as reflected in the records maintained by UDR as agent with respect to each Note.

         8. UDR shall indemnify the Bank against any and all liability, claims, expenses, and damage (including reasonable attorneys' fees) resulting from UDR's performance or nonperformance of its duties as agent or from any violation or alleged violation of any applicable Legal Requirements with respect to the Notes. If any such action is brought against the Bank, UDR shall be entitled to assume the defense thereof with counsel reasonably satisfactory to the Bank; provided, however, that the Bank may at its own expense continue to participate in the defense of such action if the Bank so chooses.

         9. (a) UDR agrees to pay to the Bank, on each Quarterly Payment Date, commencing on August 1, 1999, on the Maturity Date, and on demand, after the Maturity Date or upon the occurrence of an Event of Default, an interest charge in an amount computed by multiplying (a) the daily unpaid principal balances of the Notes, as shown by the Bank's books, for the number of days elapsed from the last payment of interest (or from the date of the first Loan in case of the first payment), by (b) a daily percentage rate equal to the then Applicable Bank Rate (as defined below), divided by 360, and carried to five decimal places.

            (b) Prior to the occurrence of an Event of Default, the "Applicable Bank Rate" shall mean LIBOR (as defined below) for a six-month term (the "Six-Month LIBOR") plus 1.65%, based initially on the Six-Month LIBOR in effect on the date hereof, and adjusted on each Semiannual Purchase Date and on the Maturity Date to reflect Six-Month LIBOR then in effect. From and after the occurrence of an Event of Default, the Applicable Bank Rate shall mean the Applicable Bank Rate then in effect plus 2%. "LIBOR" shall mean, for any term, the rate per annum at which dollar deposits with a maturity equal to such term are offered to leading banks in the London interbank market at 11:00 a.m. (London time) two business days prior to the effective date on which LIBOR is to be determined hereunder, based on the British Bankers Association quotations


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

published by the Dow Jones Telerate Service, the Reuters Monitor Money Rates Service or any other reliable interest rate reporting service customarily used by financial institutions, as adjusted from time to time in the Bank's sole discretion, for then-applicable reserve requirements, deposit insurance assessment rates, broker's commissions and other regulatory costs.

            (c) If the interest charge exceeds the aggregate amount of finance charges payable to the Bank under the Notes, UDR shall pay such excess to the Bank. If the aggregate amount of financing charges payable to the Bank under the Notes exceeds the interest charge, UDR shall retain the excess.

         10. UDR agrees to pay to the Bank (a) on December 1, 1999, a nonrefundable fee in an amount equal to .10% of the aggregate principal amount of Loans made by the Bank, and (b) on the first to occur of ____________, 2000, or the date on which UDR is required to purchase all of the Notes in accordance with the terms of this Agreement, a nonrefundable fee equal to .10% of the aggregate principal amount of the Loans then outstanding and held by the Bank.

         11. If UDR purchases Notes pursuant to Section 3(c) hereof, UDR shall at the time of such purchase pay to the Bank a purchase penalty calculated in accordance with this Section 11 (the "Penalty"). The Penalty shall be calculated by multiplying the principal balance of the Notes being purchased by the Rate Differential and by the remaining term to the next succeeding Semiannual Purchase Date, the Maturity Date, or, if the purchase is made after the Maturity Date, six months after the Maturity Date, as applicable (the "Assumed Maturity Date"). The "Rate Differential" shall mean the difference between the Original Base Rate and the Current Base Rate discounted at the Current Base Rate from the


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

Assumed Maturity Date to the date of purchase. The "Original Base Rate" shall mean the Six-Month LIBOR used by the Bank in establishing the then Applicable Bank Rate and the "Current Base Rate" shall mean LIBOR as of the date of the purchase for a term equal to the term beginning on the date of the purchase and ending on the Assumed Maturity Date.

         12. Provided that Eligible Individual confidentiality and privacy are maintained, UDR's books, accounts, correspondence and other records pertaining to Notes serviced for the Bank shall at all reasonable times be open for inspection and audit by the Bank or any governmental agency having jurisdiction over the Bank's activities. UDR, as agent, shall furnish to the Bank any information reasonably requested by the Bank in respect of the Notes.

         13. (a) The following conditions must be satisfied prior to the Bank making the first Loan:

                           (1)  Receipt  by the  Bank  of  this  Agreement  duly
executed by UDR;

                           (2)  Receipt  by the  Bank  of  certified  copies  of
appropriate resolutions of the board of directors of UDR authorizing the execution and deliver of the documents described in this Agreement and the performance of its obligations under such documents, together with a certificate as to the incumbency and signature of each officer authorized to sign such documents;

                           (3) No event shall have  occurred  and be  continuing
which  constitutes an Event of Default (as defined below) under this  Agreement,


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

or which would constitute an Event of Default but for the requirement that notice be given or that a period of time elapse, or both;

                           (4) All representations  and warranties  contained in
this Agreement shall be true and correct;

                           (5)  Receipt  by the Bank of an opinion of counsel to
UDR, in a form reasonably acceptable to the Bank, and

                           (6) All legal matters incident to this Agreement will
be satisfactory to the Bank's counsel.

            (b) The following conditions must be satisfied prior to the making of any subsequent Loan:

                           (1) No event shall have  occurred  and be  continuing
which constitutes an Event of Default under this Agreement, or which would constitute an Event of Default but for the requirement that notice be given or that a period of time elapse, or both;

                           (2) All representations  and warranties  contained in
this Agreement (including those representations and warranties incorporated by reference herein) shall be true and correct as of the date of each subsequent Loan; and

                           (3) All legal  matters  incident  to each  subsequent
Loan shall be satisfactory to the Bank and its counsel.

         14. The Borrower hereby repeats, as of the date of this Agreement, all of the representations and warranties set forth in Sections 6.3, 6.7, 6.8, 6.9, 6.10, and 6.11 of the Three-Year Credit Agreement, dated as of August 4, 1997, by and among the Borrower, NationsBank, N.A., as agent, and the lenders and guarantors party thereto (the "Senior Unsecured Credit Facility Agreement"), and such representations and warranties are incorporated by reference with the same force and effect as if set forth herein. In addition, UDR represents and warrants as follows:

            (a) UDR has the power and has taken all the necessary corporate actions to execute, deliver and perform the terms of this Agreement and all of the documents required by this Agreement to be executed and delivered by it (collectively, the "Documents"), and the Documents, when executed and delivered, will be binding obligations of UDR, enforceable in accordance with their terms (except as such enforceability may be limited by applicable bankruptcy, insolvency and other laws affecting creditors' rights generally and general equitable principles), and will not violate any provisions of law or conflict with, result in a breach of, or constitute a default under the articles of incorporation or by-laws of UDR, or any other note, indenture, mortgage, lease, contract or other agreement to which UDR is a party;

            (b) All financial statements and information delivered to the Bank by UDR in connection with this Agreement were prepared in accordance with generally accepted accounting principles, are correct and complete and present fairly the financial condition, and reflect all known liabilities, contingent or otherwise, of UDR as of the dates of such statements and information, and since such dates no material adverse change in the assets, liabilities, financial condition, business or operations of UDR has occurred; and

            (c) There is no action, suit or proceeding pending or, to the knowledge of UDR, threatened against or affecting UDR which may, either in any case or in the aggregate, result in any material adverse change in the business, properties or assets or in the condition, financial or otherwise, of UDR, or which may result in any material liability on the part of UDR, or which questions the validity of any of the Documents or any action taken or to be taken in connection with the Documents.



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

         15. During the term of this Agreement, UDR agrees to perform, observe and comply with the covenants and agreements set forth in Sections 7, 8 and 9 of the Senior Unsecured Credit Facility Agreement, and such covenants and agreements are incorporated by reference with the same force and effect as if set forth herein.

         16. Each of the following shall constitute an "Event of Default" under this Agreement:

            (a) If UDR fails to make when due any Purchase Price, installment or other payment owing to the Bank under the terms of this Agreement within ten days after the date due;

            (b) If UDR fails to perform or observe any term, covenant, warranty or agreement contained in this Agreement (including any term, covenant, warranty or agreement incorporated by reference herein) and such failure shall continue for a period of 30 days after written notice of such failure has been given to UDR by the Bank, provided that if such failure is not capable of being cured within such 30-day period, it shall not be an Event of Default if UDR commences the curing of such failure, continues to prosecute such cure diligently and completes the curing of such failure within 60 days after the end of such 30-day period;

            (c) Discovery that any representation or warranty made by the Company in this Agreement (including any representation or warranty incorporated by reference herein), or any statement or representation made in any certificate, report or opinion delivered pursuant to this Agreement or in connection with any borrowing under this Agreement (including any statement or representation incorporated by reference herein) was materially untrue or is breached in any material respect;



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

            (d) If any event of default, or an event which with the giving of notice or lapse of time, or both, would constitute an event of default, shall occur with respect to any present or future indebtedness of UDR for borrowed money in excess of $10,000,000;

            (e) A material adverse change occurs in the financial or business condition of UDR; or

            (f) The occurrence of an Event of Default under the Senior Unsecured Credit Facility Agreement.

         17. All rights hereunder shall remain in effect until all of the Notes have been fully paid and remitted to the Bank or until all of the Notes have been purchased by UDR. Failure by the Bank or UDR to exercise any right hereunder shall not operate as a waiver of such right or any other default. All rights and remedies hereunder are cumulative, and not alternative.

         18. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto, and shall not be changed except in writing by duly authorized officers of the parties thereto at the time of such change.

         19. This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Virginia, without reference to conflict of laws principles.

         20. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered by hand or sent, prepaid, by Federal Express (or a comparable overnight delivery service), if to the UDR, at its address at 10 South 6th Street, Richmond, Virginia 23219,
Attention: Vice President of Finance, with a copy to the attention of the General Counsel at the same address, if to the Bank at 8245 Boone Boulevard, Vienna, Virginia, Attention: Nancy B. Richards; or, as to each party, at such other address as shall be designated by such party in a written notice to the


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

other parties. Any such notice or other communication, when mailed, telecopied, telegraphed, telexed, cabled, delivered by hand or sent overnight, shall be effective on the earliest of (a) the date it is actually received or telecopied, telexed (confirmed by telex answerback), or delivered by hand, (b) the Business Day after the day on which it is properly delivered to a telegraph or cable company or to Federal Express (or a comparable overnight delivery service), as applicable, or (c) the third Business Day after the day on which it is deposited in the United States mail.

         21. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof.

UNITED DOMINION REALTY TRUST, INC.            CRESTAR BANK

By:_______________________________            By:______________________________
Name:_____________________________            Name:____________________________
Title:____________________________            Title:___________________________


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
                                    EXHIBIT A

                       UNITED DOMINION REALTY TRUST, INC.

                             Participation Agreement

                                   (Director)

         THIS AGREEMENT  dated as of the 12th day of July,  1999, by and between
UNITED  DOMINION  REALTY  TRUST,   INC.  (the  "Company")  and   {{Participant}}
("Participant") recites and provides as follows:

RECITALS:

In order to facilitate investment by its officers and directors in its Common Stock and to promote identification of their personal interests with its corporate interests, the Company has entered into a Servicing and Purchase Agreement dated as of June 9, 1999 (the "Servicing and Purchase Agreement") with Crestar Bank, a Virginia banking corporation ("Crestar"), pursuant to which Crestar has agreed to make loans to officers and directors for the purpose of financing the purchase of Common Stock, and, in order that the participating officers and directors may benefit from the more favorable lending terms available to the Company and not to such participants on an individual basis, the Company has agreed, among other things, that Crestar may require the Company to purchase notes of such participants at regular intervals.

The Participant has obtained a loan from Crestar in the principal amount of {{Amount}} Dollars (the "Loan"), evidenced by a note dated as of July 12, 1999, in the principal amount of the Loan (the "Note"), made by the Participant for the benefit of Crestar, and has used the proceeds of the Loan to purchase {{Shares}} shares (the "Shares") of Common Stock.

In order to assure that its objectives in entering into the Servicing and Purchase Agreement are realized, the Company has requested, and the Participant has agreed, that certain acts by the Participant that are inconsistent with these objectives shall have the consequences herein specified.

AGREEMENT:

         IN  CONSIDERATION  of the covenants set forth herein and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the Company and the Participant agree as follows:

         1. Transfer of Shares. In the event that Participant shall transfer any of the Shares, the rate of interest borne by the Note shall, at the option of the Company, increase effective as of the effective date of such transfer to five percent (5%) over the then applicable interest rate under the Note.

         2. Dividends. All cash dividends the Participant receives on the Shares shall be applied toward the payment of the Note.

         3. Late Fees. Participant shall pay the Company a late fee of two percent (2%) in excess of the then applicable interest rate under the Note on any payments that are not paid in a timely fashion.

         4. Termination of Service. If the Participant's service with the Board of Directors terminates, the Participant shall pay the Note in full within 90 days after the effective date of the termination of service except in the following circumstances:

         (i) if the termination is as a result of a "Change of Control," as hereinafter defined, the Participant shall pay the Note in full on the maturity of the Note.

         (ii) if the Participant retires after at least ten (10) years of service with the Company (including service with a predecessor of the Company), the Note shall be paid in full on the maturity of the Note.

         5. Change of Control. For purposes of this Agreement, "Change of Control" shall mean (i) the merger or consolidation of the Company with any other real estate investment trust, corporation or other business entity, in which the Company is not the survivor (without respect to the legal structure of the transaction), (ii) the transfer or sale of all or substantially all of the assets of the Company other than to an affiliate or subsidiary of the Company,
(iii) the liquidation of the Company, or (iv) the acquisition by any person or by a group of persons acting in concert, of more than 50% of the outstanding voting securities of the Company, which results in the resignation or addition of fifty percent (50%) or more members of the Board of Directors of the Company (the "Board") or the resignation or addition of fifty percent (50%) or more independent members of the Board.

         6. No Right to Continued Service. This Agreement does not confer upon the Participant any right to continuance of nomination for service on the Board.

         7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the legatees, distributees, and personal representatives of the Participant and the successors and assigns of the Company.

         8. Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Virginia.

         9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original document, but all of which counterparts shall together constitute one and the same instrument.

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by a duly authorized officer and the Participant has affixed his signature hereto.

                                     UNITED DOMINION REALTY TRUST, INC.

                                     By:_______________________________________

                                     Title:____________________________________

                                     __________________________________________
                                     {{Participant}}

                                    EXHIBIT A

                       UNITED DOMINION REALTY TRUST, INC.

                             Participation Agreement

                                    (Officer)

         THIS AGREEMENT  dated as of the 12th day of July,  1999, by and between
UNITED  DOMINION  REALTY  TRUST,   INC.  (the  "Company")  and   {{Participant}}
("Participant") recites and provides as follows:

RECITALS:

In order to facilitate investment by its officers and directors in its Common Stock and to promote identification of their personal interests with its corporate interests, the Company has entered into a Servicing and Purchase Agreement dated as of June 9, 1999 (the "Servicing and Purchase Agreement") with Crestar Bank, a Virginia banking corporation ("Crestar"), pursuant to which Crestar has agreed to make loans to officers and directors for the purpose of financing the purchase of Common Stock, and, in order that the participating officers and directors may benefit from the more favorable lending terms available to the Company and not to such participants on an individual basis, the Company has agreed, among other things, that Crestar may require the Company to purchase notes of such participants at regular intervals.

The Participant has obtained a loan from Crestar in the principal amount of {{Amount}} Dollars (the "Loan"), evidenced by a note dated as of July 12, 1999, in the principal amount of the Loan (the "Note"), made by the Participant for the benefit of Crestar, and has used the proceeds of the Loan to purchase {{Shares}} shares (the "Shares") of Common Stock.

In order to assure that its objectives in entering into the Servicing and Purchase Agreement are realized, the Company has requested, and the Participant has agreed, that certain acts by the Participant that are inconsistent with these objectives shall have the consequences herein specified.

AGREEMENT:

         IN  CONSIDERATION  of the covenants set forth herein and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the Company and the Participant agree as follows:

         1. Transfer of Shares. In the event that Participant shall transfer any of the Shares, the rate of interest borne by the Note shall, at the option of the Company, increase effective as of the effective date of such transfer to five percent (5%) over the then applicable interest rate under the Note.

         2. Dividends. All cash dividends the Participant receives on the Shares shall be applied toward the payment of the Note.

         3. Late Fees. Participant shall pay the Company a late fee of two percent (2%) in excess of the then applicable interest rate under the Note on any payments that are not paid in a timely fashion.

         4. Termination of Employment. If the Participant's employment with the Company or its Affiliates terminates:

         (i) by the Participant, or by the Company for cause, the Participant shall pay the Note in full within 90 days after the effective date of the termination of employment.

         (ii) by the Company without cause, the Participant shall pay the Note in full on the earlier of the first anniversary of the termination of employment or the maturity of the Note.

         (iii) as a result of a "Change of Control," as hereinafter defined, the Participant shall pay the Note in full on the maturity of the Note.

         5. Change of Control. For purposes of this Agreement, "Change of Control" shall mean (i) the merger or consolidation of the Company with any other real estate investment trust, corporation or other business entity, in which the Company is not the survivor (without respect to the legal structure of the transaction), (ii) the transfer or sale of all or substantially all of the assets of the Company other than to an affiliate or subsidiary of the Company,
(iii) the liquidation of the Company, or (iv) the acquisition by any person or by a group of persons acting in concert, of more than 50% of the outstanding voting securities of the Company, which results in the resignation or addition of fifty percent (50%) or more members of the Board of Directors of the Company (the "Board") or the resignation or addition of fifty percent (50%) or more independent members of the Board.

         6. No Right to Continued Employment. This Agreement does not confer upon the Participant any right to continuance of employment by the Company or any Affiliate, nor shall it interfere in any way with the right of the Company or an Affiliate to terminate the Participant's employment at any time.

         7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the legatees, distributees, and personal representatives of the Participant and the successors and assigns of the Company.

         8. Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Virginia.

         9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original document, but all of which counterparts shall together constitute one and the same instrument.

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by a duly authorized officer and the Participant has affixed his signature hereto.

                                     UNITED DOMINION REALTY TRUST, INC.

                                     By:_______________________________________

                                     Title:____________________________________

                                     __________________________________________
                                     {{Participant}}

                                   EXHIBIT B-1

                                 PROMISSORY NOTE

                                (Crestar - LIBOR)

${{Number}}                                                   Richmond, Virginia
                                                                   June 24, 1999

         FOR VALUE RECEIVED, the undersigned ("Maker"), {{Participant}} promises (or if there shall be two Makers, both jointly and severally promise) to pay to the order of CRESTAR BANK, on June 24, 2004, at such place as the holder hereof may designate in writing, in lawful money of the United States of America, the principal sum of {{Amount}} Dollars (${{Number}}), with interest thereon payable in arrears on the first days of each February, May, August and October until this Note is paid in full, at the rate set forth below.

         1. Interest shall be payable at LIBOR, as defined below, for a six-month term ("Six-Month LIBOR") plus 1.65%, based initially on the Six-Month LIBOR in effect on the date hereof, and adjusted on December 31 and June 30 of each year during the term hereof based upon the Six-Month LIBOR then in effect. "LIBOR" shall mean, for any term, the rate per annum at which dollar deposits with a maturity equal to such term are offered to leading banks in the London interbank market at 11:00 a.m. (London time) two business days prior to the effective date on which LIBOR is to be determined hereunder, based on the British Bankers Association quotations published by the Dow Jones Telerate Services, the Reuters Monitor Money Rates Service or any other reliable interest rate reporting service customarily used by financial institutions, as adjusted from time to time in the holder's sole discretion, for then-applicable reserve requirements, deposit insurance assessment rates, broker's commissions and other regulatory costs.

         2. The Maker (or if there shall be two Makers, each Maker) shall have the right to prepay this Note in whole at any time or in part from time to time with the following penalty on any amounts so prepaid.

         3. All prepayments, mandatory or optional, shall be applied first to payment of accrued interest and then to reduction of outstanding principal.

         4. If any payment under this Note is not made when due, all unpaid principal and accrued interest under this Note may, at the option of the holder, be declared immediately due and payable. If proceedings under the federal Bankruptcy Code or under any other law, state or federal, for the relief of debtors are filed by or against the Maker (or if there shall be two Makers, either Maker) and not dismissed within 60 days after filing, all such principal and accrued interest shall become immediately due and payable without declaration or notice of any kind. No failure by the holder of this Note to exercise any right hereunder shall be or be deemed to be a waiver of such right or of any remedy consequent thereon.

         5. Maturity of this Note may be accelerated, the rate of interest borne hereby may be increased and late fees may be imposed, all as provided in the Participation Agreement of even date herewith between United Dominion Realty Trust, Inc. (the "Company") and the Maker (the "Participation Agreement"). The Maker shall pay any increase in the interest rate or late fees pursuant to the Participation Agreement to the Company.

         6. Presentment, demand and notice of dishonor are hereby waived, and the Maker agrees (or if there shall be two Makers, both jointly and severally agree) to be bound for the payment hereof notwithstanding any agreement for the extension of the due date of any payment made by the holder after the maturity thereof.

         7. The Maker agrees (or if there shall be two Makers, both jointly and severally agree) to pay all collection expenses, court costs and reasonable attorneys' fees incurred in collection of this Note or any part hereof.
References to the Maker or Makers shall include the Maker or Makers and all endorsers, sureties, guarantors and other obligors hereon.

                                        __________________________________(SEAL)
                                        {{Participant}}

                                   EXHIBIT B-2

                                 PROMISSORY NOTE

                                (Crestar - Fixed)

${{Number}}                                                  Richmond, Virginia
                                                                 July 12 , 1999

         FOR VALUE RECEIVED, the undersigned ("Maker"), promises (or if there shall be two Makers, both jointly and severally promise) to pay to the order of CRESTAR BANK, on June __, 2004, at such place as the holder hereof may designate in writing, in lawful money of the United States of America, the principal sum of {{Amount}} and no/100 Dollars (${{Number}}), with interest thereon payable in arrears on the first days of each February, May, August and October until this
Note is paid in full, at the rate set forth below.

         1. Interest shall be payable at 7.68% per annum.

         2. The Maker (or if there shall be two Makers, each Maker) shall have the right to prepay this Note in whole at any time or in part from time to time with the following penalty on any amounts so prepaid.

         3. All prepayments, mandatory or optional, shall be applied first to payment of accrued interest and then to reduction of outstanding principal.

         4. If any payment under this Note is not made when due, all unpaid principal and accrued interest under this Note may, at the option of the holder, be declared immediately due and payable. If proceedings under the federal Bankruptcy Code or under any other law, state or federal, for the relief of debtors are filed by or against the Maker (or if there shall be two Makers, either Maker) and not dismissed within 60 days after filing, all such principal and accrued interest shall become immediately due and payable without declaration or notice of any kind. No failure by the holder of this Note to exercise any right hereunder shall be or be deemed to be a waiver of such right or of any remedy consequent thereon.

         5. Maturity of this Note may be accelerated, the rate of interest borne hereby may be increased and late fees may be imposed, all as provided in the Participation Agreement of even date herewith between United Dominion Realty Trust, Inc. (the "Company") and the Maker (the "Participation Agreement"). The Maker shall pay any increase in the interest rate or late fees pursuant to the Participation Agreement to the Company.

         6. Presentment, demand and notice of dishonor are hereby waived, and the Maker agrees (or if there shall be two Makers, both jointly and severally agree) to be bound for the payment hereof notwithstanding any agreement for the extension of the due date of any payment made by the holder after the maturity thereof.

         7. The Maker agrees (or if there shall be two Makers, both jointly and severally agree) to pay all collection expenses, court costs and reasonable attorneys' fees incurred in collection of this Note or any part hereof.
References to the Maker or Makers shall include the Maker or Makers and all endorsers, sureties, guarantors and other obligors hereon.

                                        __________________________________(SEAL)
                                        {{Participant}}